Exhibit 10.20

WARRANT AGENT AGREEMENT

WARRANT AGENT AGREEMENT (this “Warrant Agreement”) dated as of _________, 2026 (the “Issuance Date”) between Ernexa Therapeutics Inc., a Delaware corporation (the “Company”), and Computershare Inc., a Delaware corporation (“Computershare”), and its affiliate, Computershare Trust Company, N.A., a federally chartered trust company, collectively as Warrant Agent (the “Warrant Agent”).

RECITALS

WHEREAS, pursuant to the terms of that certain Placement Agency Agreement (the “Placement Agency Agreement”), dated _________, 2026, by and among the Company and Brookline Capital Markets, a division of Arcadia Securities, LLC, as placement agent, the Company is engaged in a public offering (the “Offering”) of _________ shares of common stock, par value $0.005 (each, a “Common Stock”) of the Company and together with warrants (each, a “Warrant”) to purchase ______ shares of Common Stock (each, a “Warrant Share”) at an exercise price of $_________ per share;

WHEREAS, pursuant to the Placement Agency Agreement, the Company will issue to the placement agent, shares of Common Stock (the “Agent’s Shares”) equal to 1.5% of the aggregate number of shares of Common Stock sold in the Offering;

WHEREAS, the Company has filed with the Securities and Exchange Commission (the “Commission”) a Registration Statement on Form S-1 (Registration No. 333-293150) as the same may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Common Stock, Warrants and Warrant Shares, and such Registration Statement was declared effective on _________, 2026;

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in accordance with the terms set forth in this Warrant Agreement, in connection with the issuance, registration, transfer, exchange and exercise of the Warrants;

WHEREAS, the Company desires to provide for the provisions of the Warrants, the terms upon which they shall be issued and exercised, and the respective rights, limitation of rights, and immunities of the Company, the Warrant Agent, and the holders of the Warrants; and

WHEREAS, all acts and things have been done and performed which are necessary to make the Warrants the valid, binding and legal obligations of the Company, and to authorize the execution and delivery of this Warrant Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company with respect to the Warrants, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the express terms and conditions set forth in this Warrant Agreement (and no implied terms or conditions).

2. Warrants.

2.1. Form of Warrants. The Warrants shall be registered securities and shall be initially evidenced by a global Warrant certificate (“Global Certificate”) in the form of Annex A to this Warrant Agreement, which shall be deposited on behalf of the Company with a custodian for The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., a nominee of DTC. If DTC subsequently ceases to make its settlement system available for the Warrants, the Company may instruct the Warrant Agent regarding making arrangements for book-entry settlement. In the event that the Warrants are not eligible for, or it is no longer necessary to have the Warrants available in, registration in the name of Cede & Co., a nominee of DTC, the Company may instruct the Warrant Agent to provide written instructions to DTC to deliver to the Warrant Agent for cancellation the Global Certificate, and the Company shall instruct the Warrant Agent to deliver to each Holder (as defined below) separate certificates evidencing Warrants (“Definitive Certificates” and, together with the Global Certificate, “Warrant Certificates”). The Warrants represented by the Global Certificate are referred to as “Global Warrants”.

2.2. Issuance and Registration of Warrants.

2.2.1. Warrant Register. The Warrant Agent shall maintain books (“Warrant Register”) for the registration of original issuance and the registration of transfer of the Warrants. Any Person in whose name ownership of a beneficial interest in the Warrants evidenced by a Global Certificate is recorded in the records maintained by DTC or its nominee shall be deemed the “beneficial owner” thereof, provided that all such beneficial interests shall be held through a Participant (as defined below), which shall be the registered holder of such Warrants.

2.2.2. Issuance of Warrants. Upon the initial issuance of the Warrants, the Warrant Agent shall issue the Global Certificate and deliver the Warrants in the DTC settlement system in accordance with written instructions delivered to the Warrant Agent by the Company. Ownership of beneficial interests in the Warrants shall be shown on, and the transfer of such ownership shall be effected through, records maintained (i) by DTC and (ii) by institutions that have accounts with DTC (each, a “Participant”), subject to a Holder’s right to elect to receive a Warrant in certificated form. Any Holder desiring to elect to receive a Warrant in certificated form shall make such request in writing delivered to the Warrant Agent pursuant to Section 2.2.8, and shall surrender to the Warrant Agent the interest of the Holder on the books of the Participant evidencing the Warrants which are to be represented by a Definitive Certificate through the DTC settlement system. Thereupon, the Warrant Agent shall countersign and deliver to the Person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested.

2.2.3. Beneficial Owner; Holder. Prior to due presentment for registration of transfer of any Warrant, the Company and the Warrant Agent may deem and treat the Person in whose name that Warrant shall be registered on the Warrant Register (the “Holder,” which term shall include a Holder’s transferees, successors and assigns and “Holder” shall include, if the applicable Warrants are held in “street name,” a Participant (as defined below) or a designee appointed by such Participant) as the absolute owner of such Warrant for purposes of any exercise thereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by DTC governing the exercise of the rights of a holder of a beneficial interest in any Warrant. The rights of beneficial owners in a Warrant evidenced by the Global Certificate shall be exercised by the Holder or a Participant through the DTC system, except to the extent set forth herein or in the Global Certificate.

2.2.4. Execution. The Warrant Certificates shall be executed on behalf of the Company by any authorized officer of the Company (an “Authorized Officer”), which need not be the same authorized signatory for all of the Warrant Certificates, either manually or by facsimile signature. The Warrant Certificates shall be countersigned, either manually or by facsimile or other electronic signature, by an authorized signatory of the Warrant Agent, which need not be the same signatory for all of the Warrant Certificates, and no Warrant Certificate shall be valid for any purpose unless so countersigned. In case any Authorized Officer of the Company that signed any of the Warrant Certificates ceases to be an Authorized Officer of the Company before countersignature by the Warrant Agent and issuance and delivery by the Company, such Warrant Certificates, nevertheless, may be countersigned by the Warrant Agent, issued and delivered with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be an Authorized Officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be an Authorized Officer of the Company authorized to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such an Authorized Officer.

2.2.5. Registration of Transfer. At any time at or prior to the Expiration Date (as defined below), a transfer of any Warrants may be registered and any Warrant Certificate or Warrant Certificates may be split up, combined or exchanged for another Warrant Certificate or Warrant Certificates evidencing the same number of Warrants as the Warrant Certificate or Warrant Certificates surrendered. Any Holder desiring to register the transfer of Warrants or to split up, combine or exchange any Warrant Certificate shall make such request in writing delivered to the Warrant Agent, and shall surrender to the Warrant Agent the Warrant Certificate or Warrant Certificates evidencing the Warrants the transfer of which is to be registered or that is or are to be split up, combined or exchanged together with any required form of assignment and certificate duly executed and properly completed by such Holder at the office or offices of the Warrant Agent designated for such purpose accompanied by a signature guarantee (a “Signature Guarantee”) from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association and such other documentation as the Warrant Agent may reasonably request. Thereupon, the Warrant Agent shall countersign and deliver to the Person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested. The Warrant Agent may require reasonable and customary payment with respect to a registration of transfer of Warrants or a split-up, combination or exchange of a Warrant Certificate (but, for purposes of clarity, not upon the exercise of the Warrants and issuance of Warrant Shares to the Holder), of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with such registration of transfer, split-up, combination or exchange, together with reimbursement to the Warrant Agent of all reasonable expenses incidental thereto. All such fees and expenses shall be paid by the Company, and not by the Holder. The Warrant Agent shall not have any duty or obligation to take any action under any section of this Warrant Agreement that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made.

2.2.6. Loss, Theft and Mutilation of Warrant Certificates. Upon receipt by the Company and the Warrant Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security in form and amount satisfactory to the Warrant Agent (including the posting of an open penalty surety bond satisfactory to the Warrant Agent and holding it and the Company harmless), and reimbursement to the Warrant Agent of all reasonable expenses incidental thereto, and upon surrender to the Warrant Agent and cancellation of the Warrant Certificate if mutilated, the Warrant Agent shall, on behalf of the Company, countersign and deliver a new Warrant Certificate of like tenor to the Holder in lieu of the Warrant Certificate so lost, stolen, destroyed or mutilated. The Warrant Agent may charge the Holder an administrative fee for processing the replacement of lost Warrant Certificates, which shall be charged only once in instances where a single surety bond obtained covers multiple certificates. The Warrant Agent may receive compensation from the surety companies or surety bond agents for administrative services provided to them.

2.2.7. Proxies. The Holder of a Warrant may grant proxies or otherwise authorize any Person, including the Participants and beneficial holders that may own interests through the Participants, to take any action that a Holder is entitled to take under this Warrant Agreement or the Warrants; provided, however, that at all times that Warrants are evidenced by a Global Certificate, exercise of those Warrants shall be effected on their behalf by Participants through DTC in accordance the procedures administered by DTC.

2.2.8. Warrant Certificate Request. A Holder has the right to elect at any time or from time to time a Warrant Exchange (as defined below) pursuant to a Warrant Certificate Request Notice (as defined below). Upon written notice by a Holder to the Warrant Agent for the exchange of some or all of such Holder’s Global Warrants for a Definitive Certificate evidencing the same number of Warrants (a “Warrant Certificate Request Notice” and the date of delivery of such Warrant Certificate Request Notice by the Holder, the “Warrant Certificate Request Notice Date” and the deemed surrender upon delivery by the Holder of a number of Global Warrants for the same number of Warrants evidenced by a Definitive Certificate, a “Warrant Exchange”), the Warrant Agent shall as soon as practicable effect the Warrant Exchange and shall as soon as practicable issue and deliver to the Holder a Definitive Certificate for such number of Warrants in the name set forth in the Warrant Certificate Request Notice. Such Definitive Certificate shall be dated the original issue date of the Warrants, shall be manually executed by an authorized signatory of the Company, and shall be reasonably acceptable in all respects to such Holder. In connection with a Warrant Exchange, the Company agrees to deliver the Definitive Certificate to the Holder within the earlier of (i) one (1) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) of the Warrant Certificate Request Notice pursuant to the delivery instructions in the Warrant Certificate Request Notice (“Warrant Certificate Delivery Date”). If the Company fails for any reason to deliver to the Holder the Definitive Certificate subject to the Warrant Certificate Request Notice by the Warrant Certificate Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares evidenced by such Definitive Certificate (based on the VWAP of the Common Stock on the Warrant Certificate Request Notice Date), $10 per Business Day for each Business Day after such Warrant Certificate Delivery Date until such Definitive Certificate is delivered or, prior to delivery of such Warrant Certificate, the Holder rescinds such Warrant Exchange. Notwithstanding the foregoing, the Warrant Agent shall not be liable for any liquidated damages or any other damages associated with the Company’s failure to timely deliver a Definitive Certificate. The Company covenants and agrees that, upon the date of delivery of the Warrant Certificate Request Notice, the Holder shall be deemed to be the holder of the Definitive Certificate and, notwithstanding anything to the contrary set forth herein, the Definitive Certificate shall be deemed for all purposes to contain all of the terms and conditions of the Warrants evidenced by such Warrant Certificate and the terms of this Warrant Agreement, other than certain sections that shall not apply to the Warrants evidenced by the Definitive Certificate. A party requesting a Warrant Exchange must provide to the Warrant Agent any evidence of authority that may reasonably be required by the Warrant Agent, including but not limited to, a Signature Guarantee. For purposes of clarity, if there is a conflict between the express terms of this Warrant Agreement and the Warrant Certificate with respect to terms of the Warrants, the terms of the Warrant Certificate shall govern and control; provided, however, that with respect to the rights, duties, obligations, liabilities and immunities of the Warrant Agent, this Warrant Agreement shall govern and control.

3. Concerning the Warrant Agent.

3.1. Any instructions given to the Warrant Agent orally, as permitted by any provision of this Warrant Agreement, shall be confirmed in writing by the Company as soon as practicable. The Warrant Agent shall not be liable or responsible and shall be fully authorized and protected for acting, or failing to act, in accordance with any oral instructions which do not conform with the written confirmation received in accordance with this Section 3.1.

3.2. The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent under this Warrant Agreement in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Warrant Agent, to reimburse the Warrant Agent for all of its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, negotiation, amendment, administration and execution of this Warrant Agreement and the exercise and performance of its duties hereunder. The Company also covenants and agrees to indemnify the Warrant Agent for, and to hold it harmless against, any and all loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel) that may be paid, incurred or suffered by it, or to which it may become subject, without gross negligence, bad faith or willful misconduct on the part of the Warrant Agent (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered, or omitted to be taken by the Warrant Agent in connection with the execution, acceptance, administration, exercise and performance of its duties under this Warrant Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or enforcing its rights hereunder.

3.3. As agent for the Company hereunder, the Warrant Agent:

(a) shall have no duties or obligations other than those specifically set forth herein or as may subsequently be agreed to in writing by the Warrant Agent and the Company;

(b) shall be regarded as making no representations and having no responsibilities as to the validity, sufficiency, value, or genuineness of the Warrants or any Warrant Shares;

(c) shall not be obligated to take any legal action hereunder; if, however, the Warrant Agent determines in its sole discretion to take any legal action hereunder, and where the taking of such action might, in its judgment, subject or expose it to any expense or liability it shall not be required to act unless it has been furnished with an indemnity reasonably satisfactory to it;

(d) may rely on and shall be fully authorized and protected in acting or failing to act upon any certificate, instrument, opinion, notice, letter, telegram, telex, facsimile transmission, email or other document or security delivered to the Warrant Agent and believed by it to be genuine and to have been signed by the proper party or parties;

(e) shall not be liable or responsible for any recital or statement contained in this Warrant Agreement, any Warrant Certificate, the Registration Statement or any other documents relating hereto or thereto;

(f) shall not be liable or responsible for any failure on the part of the Company to comply with any of its covenants and obligations relating to the Warrants, including without limitation obligations under applicable securities laws;

(g) may rely on and shall be fully authorized and protected in acting or failing to act upon the written, telephonic or oral instructions with respect to any matter relating to its duties as Warrant Agent covered by this Warrant Agreement (or supplementing or qualifying any such actions) of officers of the Company, and is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Company or counsel to the Company, and may apply to the Company, for advice or instructions in connection with the Warrant Agent’s duties hereunder, and the Warrant Agent shall not be liable for any delay in acting while waiting for those instructions; any applications by the Warrant Agent for written instructions from the Company may, at the option of the Warrant Agent, set forth in writing any action proposed to be taken or omitted by the Warrant Agent under this Warrant Agreement and the date on or after which such action shall be taken or such omission shall be effective; the Warrant Agent shall not be liable for any action taken by, or omission of, the Warrant Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five (5) Business Days after the date such application is sent to the Company, unless the Company shall have consented in writing to any earlier date) unless prior to taking or omitting to take, as the case may be, any such action, the Warrant Agent shall have received written instructions in response to such application specifying the action to be taken or omitted;

(h) may consult with counsel satisfactory to the Warrant Agent, including its in-house counsel and counsel to the Company, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered, or omitted by it hereunder in the absence of bad faith and in accordance with the advice or opinion of such counsel;

(i) may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Warrant Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, to the holders of the Warrants or any other Person resulting from any such act, omission, default, neglect or misconduct, absent gross negligence or willful misconduct in the selection and continued employment thereof (which gross negligence or bad faith must be determined by a final, non-appealable judgment of a court of competent jurisdiction);

(j) may (and any stockholder, affiliate, member, director, officer, agent, representative or employee of the Warrant Agent) may, subject to all applicable securities laws, buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Warrant Agent under this Warrant Agreement. Nothing herein shall preclude the Warrant Agent or any such stockholder, affiliate, director, member, officer, agent, representative or employee from acting in any other capacity for the Company or for any other Person;

(k) shall have no responsibility to the Company, any holders of Warrants or any holders of Common Stock for interest or earnings on any moneys held by the Warrant Agent pursuant to this Warrant Agreement;

(l) is not authorized, and shall have no obligation, to pay any brokers, dealers, or soliciting fees to any Person; and

(m) shall not be required hereunder to comply with the laws or regulations of any country other than the United States of America or any political subdivision thereof.

3.4. In the absence of gross negligence or willful misconduct (which gross negligence or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) on its part, the Warrant Agent shall not be liable for any action taken, suffered, or omitted by it or for any error of judgment made by it in the performance of its duties under this Warrant Agreement. Anything in this Warrant Agreement to the contrary notwithstanding, in no event shall the Warrant Agent be liable for special, indirect, incidental, consequential or punitive losses or damages of any kind whatsoever (including but not limited to lost profits), even if the Warrant Agent has been advised of the possibility of such losses or damages and regardless of the form of action. The Warrant Agent shall have no responsibility for any liquidated damages that may be payable or paid to any Person under this Agreement for any failure by the Warrant Agent to deliver to a Holder a Definitive Certificate and/or Warrant Shares on the Company’s behalf. In addition, the Company shall indemnify and hold harmless the Warrant Agent against all claims made against the Warrant Agent for any such failure except that the Company shall not be obligated to provide any such indemnification if it is determined by a final, non-appealable judgment of a court of competent jurisdiction that such failure is due to the Warrant Agent’s gross negligence, bad faith or willful misconduct. Any liability of the Warrant Agent will be limited in the aggregate to the amount of fees (but not reimbursed costs) paid by the Company hereunder in the 12 months preceding the event for which recovery is sought. The Warrant Agent shall not be liable for any failures, delays or losses, arising directly or indirectly out of conditions beyond its reasonable control including, but not limited to, acts of government, exchange or market ruling, suspension of trading, work stoppages or labor disputes, fires, civil disobedience, riots, rebellions, storms, electrical or mechanical failure, computer hardware or software failure, communications facilities failures including telephone failure, war, pandemics, epidemics, terrorism, insurrection, earthquakes, floods, acts of God or similar occurrences.

3.5. In the event any question or dispute arises with respect to the proper interpretation of the Warrants or the Warrant Agent’s duties under this Warrant Agreement or the rights of the Company or of any Holder, the Warrant Agent shall not be required to act and shall not be held liable or responsible for its refusal to act until the question or dispute has been judicially settled (and, if appropriate, in the Warrant Agent’s sole discretion, it may file a suit in interpleader or for a declaratory judgment for such purpose) by final judgment rendered by a court of competent jurisdiction, binding on all Persons interested in the matter which is no longer subject to review or appeal, or settled by a written document in form and substance satisfactory to Warrant Agent and executed by the Company and each such Holder. In addition, the Warrant Agent may require for such purpose, but shall not be obligated to require, the execution of such written settlement by all the Holders and all other Persons that may have an interest in the settlement.

3.6. The Warrant Agent shall forward funds received for warrant exercises in a given month by the 5th business day of the following month by wire transfer to an account designated by the Company; provided that, upon written request by the Company, the Warrant Agent shall use commercially reasonable efforts to forward funds, by wire transfer to an account designated by the Company, no later than the 5th business day after the next occurring 1st or 15th of any month following such request..

3.7. The Company represents and warrants that (a) it is duly incorporated and validly existing under the laws of its jurisdiction of incorporation, (b) the offer and sale of the Warrants and the execution, delivery and performance of all transactions contemplated thereby (including this Warrant Agreement) have been duly authorized by all necessary corporate action and will not result in a breach of or constitute a default under the notice of articles, articles, bylaws or any similar document of the Company or any indenture, agreement or instrument to which it is a party or is bound, (c) this Warrant Agreement has been duly executed and delivered by the Company and constitutes the legal, valid, binding and enforceable obligation of the Company, (d) the Warrants will comply in all material respects with all applicable requirements of law and (e) to the best of its knowledge, there is no litigation pending or threatened as of the date hereof in connection with the offering of the Warrants.

3.8. The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving thirty (30) days’ notice in writing to the Company, or such shorter period of time agreed to by the Company. The Company may terminate the services of the Warrant Agent, or any successor Warrant Agent, after giving thirty (30) days’ notice in writing to the Warrant Agent or successor Warrant Agent, or such shorter period of time as agreed. In the event that the transfer agency relationship in effect between the Company and the Warrant Agent terminates, the Warrant Agent will be deemed to have resigned automatically and be discharged from its duties under this Warrant Agreement as the effective date of such termination, and the Company shall be responsible for any required notice. If the office of the Warrant Agent becomes vacant by resignation, termination or incapacity to act or otherwise, the Company shall appoint in writing a successor Warrant Agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after it has been notified in writing of such resignation or incapacity by the Warrant Agent, then any Holder may apply to any court of competent jurisdiction for the appointment of a successor Warrant Agent at the Company’s cost. Pending appointment of a successor to such Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company without any further obligations or duties on the part of the Warrant Agent. Any successor Warrant Agent (but not including the initial Warrant Agent), whether appointed by the Company or by such court, shall be a Person organized and existing under the laws of any state of the United States of America, in good standing, and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authority. After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties, and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed, and except for executing and delivering documents as provided in the sentence that follows, the predecessor Warrant Agent shall have no further duties, obligations, responsibilities or liabilities hereunder, but shall be entitled to all rights that survive the termination of this Warrant Agreement and the resignation or removal of the Warrant Agent, including but not limited to its right to indemnity hereunder. If for any reason it becomes necessary or appropriate or at the request of the Company, the predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, and rights of such predecessor Warrant Agent hereunder; and upon request of any successor Warrant Agent the Company shall make, execute, acknowledge, and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Warrant Agent all such authority, powers, rights, immunities, duties, and obligations.

3.9. In the event a successor Warrant Agent shall be appointed, the Company shall give notice thereof to the predecessor Warrant Agent and the Transfer Agent not later than the effective date of any such appointment.

3.10. Any Person into which the Warrant Agent may be merged or converted or with which it may be consolidated or any Person resulting from any merger, amalgamation, arrangement, conversion or consolidation to which the Warrant Agent shall be a party or any Person succeeding to the shareowner services business of the Warrant Agent or any successor Warrant Agent shall be the successor Warrant Agent under this Warrant Agreement, without any further act or deed.

4. Miscellaneous Provisions.

4.1. Unless terminated earlier by the parties hereto, this Warrant Agreement shall terminate 90 days after the earlier of the Expiration Date and the date on which no Warrants remain outstanding (the “Termination Date”). On the Business Day following the Termination Date, the Warrant Agent shall deliver to the Company any entitlements, if any, held by the Warrant Agent under this Warrant Agreement. The Warrant Agent’s right to be reimbursed for fees, charges and out-of-pocket expenses as provided in Section 3 shall survive the termination of this Warrant Agreement.

4.2. If any provision of this Warrant Agreement shall be held illegal, invalid, or unenforceable by any court, this Warrant Agreement shall be construed and enforced as if such provision had not been contained herein and shall be deemed an agreement among the parties to it to the full extent permitted by applicable law; provided, however, that if such excluded provision shall affect the rights, immunities, liabilities, duties or obligations of the Warrant Agent, the Warrant Agent shall be entitled to resign immediately upon written notice to the Company.

4.3. In the event of inconsistency between this Warrant Agreement and the descriptions in the Registration Statement, as they may from time to time be amended, the terms of this Warrant Agreement shall control.

4.4. Any notice, statement or demand authorized by this Warrant Agreement to be given or made by the Company, the Warrant Agent or by the holder of any Warrant to or on the Company or the Warrant Agent including, without limitation, any Notice of Exercise, shall be in writing and delivered by e-mail, hand or sent by a nationally recognized overnight courier service, addressed (until another address is filed in writing by the Company or the Warrant Agent) as set forth below and if to any holder any notice, statement or demand shall be given to the last address set forth for such holder (if any) in the Warrant Register:

If to the Company, to: Ernexa Therapeutics Inc.

Attention: Sanjeev Luther

Email: Sanjeev.Luther@ernexatx.com

with a copy (which shall not constitute notice) to:

Attention: Lucosky Brookman LLP

E-mail: lmetelitsa@lucbro.com

If to the Warrant Agent, to: Computershare Trust Company, N.A. Computershare Inc.

150 Royall Street

2nd floor

Canton, MA 02021

Attention: [___]

4.5. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth above prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth above on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. Notwithstanding any other provision of this Warrant Agreement, where this Warrant Agreement provides for notice of any event to the Holder, if this Warrant Agreement is held in global form by DTC (or any successor depositary), such notice shall be sufficiently given if given to DTC (or any successor depositary) pursuant to the procedures of DTC (or such successor depositary), subject to a Holder’s right to elect to receive a Warrant in certificated form pursuant to the terms of this Warrant Agreement, in which case this sentence shall not apply.

4.6. This Warrant Agreement shall be governed by and construed in accordance with the laws of the State of New York. All actions and proceedings relating to or arising from, directly or indirectly, this Warrant Agreement may be litigated in courts located within the Borough of Manhattan in the City and State of New York. The Company hereby submits to the personal jurisdiction of such courts and consents that any service of process may be made by certified or registered mail, return receipt requested, directed to the Company at its address last specified for notices hereunder.

4.7. This Warrant Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto. This Warrant Agreement may not be assigned, or otherwise transferred, in whole or in part, by either party without the prior written consent of the other party, which the other party will not unreasonably withhold, condition or delay; except that (i) consent is not required for an assignment or delegation of duties by the Warrant Agent to any affiliate of the Warrant Agent and (ii) any reorganization, merger, amalgamation, arrangement, consolidation, sale of assets or other form of business combination by the Warrant Agent or the Company shall not be deemed to constitute an assignment of this Warrant Agreement.

4.8. No provision of this Warrant Agreement may be amended, modified or waived, except in a written document signed by both parties. The Company and the Warrant Agent may amend or supplement this Warrant Agreement without the consent of any Holder for the purpose of curing any ambiguity, or curing, correcting or supplementing any defective provision contained herein or adding or changing any other provisions with respect to matters or questions arising under this Warrant Agreement as the Company may deem necessary or desirable so long as such amendment or supplement shall not adversely affect the interest of the Holders. All other amendments and supplements shall require the vote or written consent of Holders of at least 50.1% of the then outstanding Warrants; provided that if any such amendment or supplement disproportionately and adversely affects the rights of a Holder compared to other Holders, the prior written consent of such Holder shall also be required. No amendment, supplement or other modification to this Warrant Agreement shall be effective unless duly executed by the Warrant Agent and the Company. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 4.8 the Warrant Agent shall execute such supplement or amendment. Notwithstanding anything in this Warrant Agreement to the contrary, the Warrant Agent shall not be required to execute any supplement or amendment to this Warrant Agreement that it has determined would adversely affect its own rights, duties, obligations or immunities under this Warrant Agreement. No supplement or amendment to this Warrant Agreement shall be effective unless duly executed by the Warrant Agent.

4.9. The Company will from time to time promptly pay all taxes and charges that may be imposed upon the Company or the Warrant Agent in respect of the issuance or delivery of Warrant Shares upon the exercise of Warrants, but the Company may require the Holders to pay any transfer taxes in respect of the Warrants or such shares. The Warrant Agent may refrain from registering any transfer of Warrants or any delivery of any Warrant Shares unless or until the Persons requesting the registration or issuance shall have paid to the Warrant Agent for the account of the Company the amount of such tax or charge, if any, or shall have established to the reasonable satisfaction of the Company and the Warrant Agent that such tax or charge, if any, has been paid.

4.10. Nothing in this Warrant Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any Person other than the parties hereto and the Holders any right, remedy, or claim under or by reason of this Warrant Agreement or of any covenant, condition, stipulation, promise, or agreement hereof.

4.11. A copy of this Warrant Agreement shall be available at all reasonable times at the office of the Warrant Agent designated for such purpose for inspection by any Holder. Prior to such inspection, the Warrant Agent may require any such holder to provide reasonable evidence of its interest in the Warrants.

4.12. This Warrant Agreement may be executed in any number of original, facsimile or electronic counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Warrant Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.

4.13. The Section headings herein are for convenience only and are not part of this Warrant Agreement and shall not affect the interpretation thereof.

4.14. If a Warrant is held in global form through DTC (or any successor depositary), such Warrant is issued subject to this Warrant Agent Agreement. To the extent any provision of a Warrant conflicts with the express provisions of this Warrant Agent Agreement, the provisions of such Warrant shall govern and be controlling; provided, however, that with respect to the rights, duties, obligations, liabilities and immunities of the Warrant Agent, this Warrant Agreement shall govern and control.

4.15. The Warrant Agent and the Company agree that all books, records, information and data pertaining to the business of the other party, including inter alia, personal, non-public warrant holder information, which are exchanged or received pursuant to the negotiation or the carrying out of this Warrant Agreement including the fees for services set forth in the fee schedule shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law, including, without limitation, pursuant to subpoenas from state or federal government authorities (e.g., in divorce and criminal actions).

4.16. The Company shall perform, acknowledge and deliver or cause to be performed, acknowledged and delivered all such further and other acts, documents, instruments and assurances as may be reasonably required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Warrant Agreement.

5. Certain Definitions. As used herein, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock are then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock are then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock are not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Trading Day” means any day on which the Common Stock are traded on the Trading Market, or, if the Trading Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market in the United States on which the Common Stock are then traded, provided that “Trading Day” shall not include any day on which the Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 P.M., New York City time).

“Trading Market” means the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock are then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock are then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock are not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Open Market” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent Bid Price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Warrant Agent Agreement has been duly executed by the parties hereto as of the day and year first above written.

ERNEXA THERAPEUTICS INC.

By:
Name:	Sanjeev Luther
Title:	President, Chief Executive Officer, and Director

COMPUTERSHARE INC.
COMPUTERSHARE TRUST COMPANY, N.A.

By:
Name:
Title:

Annex A Form of Global Certificate

Annex B Notice of Exercise

Annex C Form of Warrant Certificate Request Notice

ANNEX A

[FORM OF GLOBAL CERTIFICATE]

[Form of Warrant to be inserted.]

ANNEX B

NOTICE OF EXERCISE

TO:	ERNEXA THERAPEUTICS INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant Certificate (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

__________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

__________________________________

__________________________________

__________________________________

Name of Holder: ________________________________________________________________

Signature of Authorized Signatory of Holder: __________________________________________

Name of Authorized Signatory: ____________________________________________________________

Title of Authorized Signatory: _____________________________________________________________

Date: _______________

ANNEX C

[FORM OF WARRANT CERTIFICATE REQUEST NOTICE]

WARRANT CERTIFICATE REQUEST NOTICE

To: Computershare Inc. and Computershare Trust Company, N.A., [WARRANT AGENT],

as Warrant Agent for Ernexa Therapeutics Inc. [ISSUER] (the “Company”)

The undersigned Holder of Common Stock Purchase Warrants (“Warrants”) in the form of Global Warrants issued by the Company hereby elects to receive a Definitive Certificate evidencing the Warrants held by the Holder as specified below:

Name of Holder of Warrants in form of Global Warrants:_______________________________________________

Name of Holder in Definitive Certificate (if different from name of Holder of Warrants in form of Global Warrants): _______________________________________________

Number of Warrants in name of Holder in form of Global Warrants:________________________________

Number of Warrants for which Definitive Certificate shall be issued:________________________________

Number of Warrants in name of Holder in form of Global Warrants after issuance: :__________________________

The Definitive Certificate shall be delivered to the following address:

_____________________________________________

_____________________________________________

_____________________________________________

_____________________________________________

The undersigned hereby acknowledges and agrees that, in connection with this Warrant Exchange and the issuance of the Definitive Certificate, the Holder is deemed to have surrendered the number of Warrants in form of Global Warrants in the name of the Holder equal to the number of Warrants evidenced by the Definitive Certificate.

Name of Holder: ________________________________________________________________

Signature of Authorized Signatory of Holder: __________________________________________

Name of Authorized Signatory: ____________________________________________________________

Title of Authorized Signatory: ___________________________________________________________

Date: _______________